Exhibit 32.1

                                  CERTIFICATION

                  In connection with the Quarterly Report on Form 10-QSB of Image Innovations Holdings Inc. (the "Company") for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Preston, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: November 14, 2005

                                               /s/ Michael Preston
                                               -------------------------
                                               Michael Preston
                                               Chief Executive Officer